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                             AIM FLOATING RATE FUND

                         Supplement dated June 29, 2000
                     to the Prospectus dated April 3, 2000


The fifth paragraph under the heading entitled "MANAGEMENT - INVESTMENT MANAGEMENT" on page 18 of the prospectus is deleted in its entirety and replaced with the following:

                   "John P. Fenn will provide day-to-day management of the Sub-Sub-Advised Assets of the Fund. Mr. Fenn is the Portfolio Manager and has been responsible for the Sub-Sub-Advised Assets of the Fund since 2000. He has been associated with INVESCO, Inc. and/or its affiliates since 1999. He has been a Senior Portfolio Manager for INVESCO, Inc. since 1999. From 1994 to 1999, he was a Senior Vice President in the Capital Markets Services Group for General Electric Corporation."